Exhibit 10.4

SCHEDULE IDENTIFYING OMITTED DOCUMENTS

The only particulars in which the (a) Form of Neoprobe Corporation Replacement Series A Convertible Promissory Note and (b) Form of Neoprobe Corporation Replacement Common Stock Purchase Warrant filed with the Current Report on Form 8-K dated December 4, 2006, differ materially from the omitted instruments are the names of the holders of the warrants, the number of shares of common stock for which the warrants are exercisable, the names of the holders of the notes and the principal amounts of the notes, which information is included in the following tables:

(a) Neoprobe Corporation Replacement Series A Convertible Promissory Notes

HOLDER	PRINCIPAL AMOUNT
Biomedical Value Fund, L.P.	$4,400,000
Biomedical Offshore Value Fund, Ltd.	$3,600,000
David C. Bupp	$100,000

(b) Neoprobe Corporation Replacement Common Stock Purchase Warrants

HOLDER	WARRANT SHARES
Biomedical Value Fund, L.P.	5,500,000
Biomedical Offshore Value Fund, Ltd.	4,500,000
David C. Bupp	125,000